EXHIBIT 10.3


                          AMENDMENT NO. 1 TO AGREEMENT
                            WITH RESPECT TO OWNERSHIP
                                  OF THE TONALA

                  AMENDMENT NO. 1, dated November 10, 2000 (this "Amendment") to the AGREEMENT, dated as of July 20, 2000 (the "Agreement"), among Chiles Offshore Inc., a Delaware corporation ("Chiles"), Perforadora Central, S.A. de C.V., a corporation organized under the laws of Mexico ("Perforadora"), Grupo Industrial Atlantida, S.A. de C.V., a corporation organized under the laws of Mexico ("GIA"), Patricio Alvarez Morphy, Javier Alvarez Morphy, Luis Alvarez Morphy and Enrique Chavez Quintana (such natural persons being referred to collectively as the "Stockholders" and, together with Perforadora and GIA, as the "Perforadora Parties"). Unless otherwise indicated, capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

                               W I T N E S S E T H
                               -------------------

                  WHEREAS, the parties wish to make certain amendments to the Agreement to reflect a further understanding of the Intermediate Transactions required prior to the Effective Date and to more simply account for the rights and obligations of the parties under the Bareboat Charter;

                  NOW, THEREFORE, in consideration of the premises and the respective representations, warranties, covenants, agreements and conditions contained in the Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                  2. Section 1.01 of the Agreement is hereby deleted in its entirety and the following new Section 1.01 is substituted in place thereof:

                           "SECTION 1.01.   Intermediate Transactions.

                           (a) As soon as practicable after the receipt of MARAD
                  Approval (as hereinafter defined), the Perforadora Parties shall cause the series of transactions described on Exhibit A hereto (the "Intermediate Transactions"), to be completed in accordance with all applicable laws; it being understood and agreed that, upon completion of the Intermediate Transactions:

                                    (i) Each of "GIA-2" and "Tonala Delaware"
                           (in each case as described on Exhibit A) will be duly incorporated and in good standing in accordance with the Delaware General Corporation Law (the "DGCL");



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                                    (ii) The only stockholders of GIA-2 shall be
                           the Stockholders, who shall own duly authorized, fully paid and non-assessable shares of GIA-2's common stock (and no other capital stock or securities of GIA-2);

                                    (iii) The only stockholder of Tonala
                           Delaware shall be GIA-2, which shall own duly authorized, fully paid and non-assessable shares of Tonala Delaware's common stock (and no other capital stock or securities of Tonala Delaware);

                                    (iv) GIA-2 shall have no assets other than
                           ownership of all outstanding common stock of Tonala Delaware and no liabilities other than obligations in respect of the Title XI Bonds;

                                    (v) Tonala Delaware shall own all rights,
                           title and interests in and to the Transferred Assets and shall have assumed the Transferred Liabilities; and

                                    (vi) Tonala Delaware shall have no assets or
                           liabilities other than the Transferred Assets and Transferred Liabilities;

                  (b) Approval of Intermediate Transactions. Each of the Intermediate Transactions shall be in form and substance reasonably satisfactory to Chiles and its counsel, including, without limitation, the adoption by Perforadora and GIA of resolutions, in form and substance reasonably satisfactory to Chiles, to the effect that any and all liabilities (other than the Transferred Liabilities), including without limitation, tax liabilities under applicable laws or regulations, that may arise from or in connection with any of the transactions comprising a part thereof shall remain with and be the sole liability of Perforadora and GIA or their predecessors in interest, and shall not be the liabilities of GIA-2 or Tonala Delaware (collectively, the "Delaware Entities," and, together with Perforadora and GIA, the "Perforadora Entities"). The Perforadora Parties shall furnish true and correct copies of all documents relating to or effecting the Intermediate Transactions to Chiles for review prior to the execution and delivery thereof by the Perforadora Entities and shall provide Chiles with pro forma balance sheets of the Perforadora Entities reflecting the transactions contemplated thereby."

                  2. Exhibit A to the Agreement is hereby deleted in its entirety and Exhibit A to this Amendment is substituted in place thereof.

                  3. Section 5.04 of the Agreement is hereby deleted in entirety and the following new Section 5.04 is substituted in place thereof:


                        (i) SECTION 5.04 Bareboat Charter. Subject to the consent of the Maritime Administrator, Perforadora and Chiles hereby agree that the Bareboat Charter shall terminate on the Effective Date and no further action on behalf of the Perforadora Entities or Chiles shall be required to effect such termination.


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                  4. The name "GIA-2" shall be substituted for the name
"Perforadora Delaware" wherever "Perforadora Delaware" appears in the Agreement or the Merger Agreement.

                  5. Section 6.01 (a)(iv) of the Agreement is hereby amended by adding immediately prior to the semi-colon at the end thereof: "or arising out of the Bareboat Charter (including, without limitation, any Taxes or other liabilities, costs or expenses that Chiles may incur in respect of such Taxes of the Stockholders, the Perforadora Entities or their Affiliates)".

                  6. The parties acknowledge that the Bareboat Charter is being amended as of the date of this Amendment and hereby agree and consent to such amendment of the Bareboat Charter.

                  7. Except as amended hereby, the Agreement remains in full force and effect in accordance with its terms.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                        CHILES OFFSHORE INC.


                        By:/s/ William Chiles
                           -------------------------------------------
                           Name: William Chiles
                           Title: President and CEO

                        PERFORADORA CENTRAL, S.A. de C.V.


                        By:/s/ Patricio Alvarez Morphy
                           -------------------------------------------
                           Name: Patricio Alvarez Morphy
                           Title:

                        GRUPO INDUSTRIAL ATLANTIDA, S.A. de C.V.


                        By:/s/ Patricio Alvarez Morphy
                           -------------------------------------------
                           Name: Patricio Alvarez Morphy
                           Title:

                        STOCKHOLDERS


                                 /s/ Patricio Alvarez Morphy
                                 -------------------------------------------
                                 Patricio Alvarez Morphy


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                                 /s/ Javier Alvarez Morphy
                                 -------------------------------------------
                                 Javier Alvarez Morphy


                                 /s/ Luis Alvarez Morphy
                                 -------------------------------------------
                                 Luis Alvarez Morphy


                                 /s/ Enrique Chavez Quintana
                                 -------------------------------------------
                                 Enrique Chavez Quintana





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                                                                       EXHIBIT A
                                                                       ---------
                            INTERMEDIATE TRANSACTIONS

I.   Split off and creation of PC-2

         A. The following steps will be taken to cause the split off to take place:

                  1. GIA, the 99% shareholder of Perforadora, will adopt resolutions authorizing a partition of certain specific assets and liabilities, namely the Rig and the obligations with respect to the Title XI Bonds, and equity and capital stock corresponding thereto (the "PC-2 Assets and Liabilities") from the other assets, liabilities, equity and capital stock of Perforadora, and specifically stating that all liabilities, other than the obligations with respect to the Title XI Bonds, including any and all tax liabilities arising prior to or in connection with the split, will be liabilities of Perforadora, and title to the PC-2 Assets and Liabilities will transfer to the split-off company ("PC-2"). PC-2 will execute an assumption of mortgage and other related documents, solely to evidence the recordation of these matters with the Panamanian registry ;

                  2. In the same resolutions, the shareholders will also adopt the "certificate of incorporation and by-laws" (namely, the corporate document necessary to cause the formation of a corporation) for PC-2, together with balance sheets for the company after the split and the balance sheet for PC-2 (the "Balance Sheets");

                  3. A notice will be published in a local newspaper and in the Official Gazette of the domicile of Perforadora of the split.

                  4. The foregoing resolutions, together with the publication, the "certificate of incorporation and by-laws" and the Balance Sheets are then presented to a notary public for protocolization and recordation in the Public Register of Commerce (which usually takes about 2 weeks);

                  5. Following recordation in the Public Registry of Commerce as per 4 above, creditors have 45 days in which to object; however, it is possible to shorten the waiting period (see 6 below);

                  6. It may be possible to shorten the 45-day waiting period if all creditors consent or payment of creditors is provided for. Since Marad is the major creditor of Perforadora, Marad's consent is required. With respect to subsequent transfers of the Tonala, Perforadora intends to provide for the payment of, or waivers from, creditors in order to shorten the period required for the next step;

                  7. After the 45-day period has elapsed, without objection, then the "certificate of incorporation and by-laws" (which include the equity or capital stock for PC-2 and which are owned by the existing shareholder) is presented again to a notary public, together with a statement to the notary public that the 45-days have elapsed without objection, or, creditors have been duly provided for and that the consent of the


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                  Maritime Administration has been obtained, at which time, the notary then protocolizes this document and issues a deed declaring the new company ("PC-2") reflecting the corresponding equity and capital stock and from that point, GIA will become the shareholder of Perforadora (without the assets split off) and the shareholder of PC-2 ;

                  8. The deed for PC-2 is then recorded in the Public Register of Commerce which normally takes about 2 weeks to be accomplished, but this may be expedited. The split is effective at the time the notary issues the deed, but is perfected as against third parties upon recordation with the Public Register of Commerce.

         B. Also concurrently with the formation of PC-2, Perforadora and PC-2 and Marad will execute Marad Amending Documents whereby PC-2 assumes all of Perforadora's Title XI documents without releasing Perforadora.

         C. The Bareboat Charter between Perforadora and Chiles Offshore, Inc. will be assigned to PC-2.

         D. Mortgage assumption will be recorded in Panama.

II.      Merger of PC-2 with GIA

         A. The following steps will be taken to cause the merger to take place:

                  1. GIA, the 99% shareholder of PC-2, will adopt resolutions (the "GIA Resolutions") authorizing a merger of PC-2 into GIA and approving an agreement of merger and balance sheet for PC-2 before the merger (the "PC-2 Balance Sheet"). The shareholders of GIA will adopt resolutions (the "Shareholders' Resolutions") authorizing a merger of PC-2 into GIA and approving an agreement of merger and balance sheet for GIA before the merger (the "GIA Balance Sheet") ;

                  2. A notice will be published in the Official Gazette of the domicile of each of the merging companies as to the merger of PC-2 and GIA, containing the merger resolutions, an extract of the merger agreement and the GIA Balance Sheet and the PC-2 Balance Sheet;

                  3. The foregoing resolutions, together with the publication, the merger agreement, the GIA Balance Sheet and the PC-2 Balance Sheet are then presented to a notary public for protocolization and recordation in the Public Register of Commerce (the recordation will not be accepted by the Public Register of Commerce unless the recordation of the existence of PC-2 has been completed);

                  4. Following recordation in the Public Register of Commerce, creditors have 3 months in which to object, unless all creditors of the merging companies have consented, or the resolutions specifically authorize the immediate payment of


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                  all creditors who do not consent. It is intended that Marad is the only creditor and its consent will be obtained.

                  5. After the 3-month period has elapsed, without objection, or all creditors have consented or payment has been made or arranged for all non-consenting creditors, the merger becomes effective.

                  6. In addition, Notice before the Mexican Competition Commission in connection with the merger of PC-2 and GIA is filed.

         B. GIA and Marad will execute Intervention by GIA to the Marad Amending Documents by which GIA becomes a party and obligor on the Title XI debts upon the effective date of the merger, again without releasing Perforadora.

         C. Mortgage assumption to be recorded with Panamanian registry

III.     Split off from GIA and creation of GIA-2

         A. The following steps will be taken to cause the split off to take place:

                  1. All of the shareholders (the "Stockholders") of GIA will adopt resolutions authorizing a partition of certain specific assets and liabilities, namely the Rig and the obligations with respect to the Title XI Bonds and GIA's rights under the Bareboat Charter, and equity and capital stock corresponding thereto (the "GIA-2 Assets and Liabilities") from the other assets, liabilities, equity and capital stock of GIA and specifically stating that all liabilities, other than the obligations with respect to the Title XI Bonds, including any and all tax liabilities arising prior to or in connection with the split, will be liabilities of GIA, and that title to the GIA-2 Assets and Liabilities will transfer to the split-off company ("GIA-2"). GIA-2 will execute an assumption of mortgage and other related documents, solely to evidence the recordation of these matters with the Panamanian registry;

                  2. In the same resolutions, the shareholders will also adopt the "certificate of incorporation and by-laws" (namely, the corporate document necessary to cause the formation of a corporation) for the company to be partitioned from GIA when the split becomes effective, together with balance sheets for the company after the split and the balance sheet for the company which is split off (the " GIA-2 Balance Sheets");

                  3. A notice will be published in a local newspaper and in the Official Gazette of the domicile of GIA of the split;

                  4. The foregoing resolutions, together with the publication, the "certificate of incorporation and by-laws" and the GIA-2 Balance Sheets are then presented to a notary public for protocolization and recordation in the Public Register of Commerce;



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                  5. Following recordation in the Public Registry of Commerce as per 4 above, creditors have 45 days in which to object, unless all creditors of the splitting company have consented, however, it is possible to shorten the waiting period (see explanation below);

                  6. It may be possible to shorten the 45-day waiting period if all creditors consent or payment of creditors is provided for. Since Marad is the major creditor of GIA, Marad's consent is required. GIA intends to provide for the payment of creditors in order to shorten the period required for the next step;

                  7. After the 45-day period has elapsed, without objection, or earlier (as described above) then the "certificate of incorporation and by-laws" (which include the equity or capital stock corresponding to the split company and which are owned by the existing shareholders) is presented again to a notary public, together with a statement to the notary public that the 45-days have elapsed without objection, or, creditors have been duly provided for and that the consent of the Maritime Administration has been obtained, at which time, the notary then protocolizes this document and issues a deed declaring the new company ("GIA-2") reflecting the corresponding equity and capital stock and from that point, the Stockholders will become the shareholders of GIA (without the assets split off) and the shareholders of GIA-2;

                  8. The deed for GIA-2 is then recorded in the Public Register of Commerce which normally takes about 2 weeks to be accomplished, but this can be expedited. The split is effective at the time the notary issues the deed, but is perfected as against third parties upon recordation with the Public Register of Commerce.

         B. GIA-2 and Marad will execute Intervention by GIA-2 to Marad Amending Documents by which GIA-2 becomes a party and obligor on the Title XI obligations without releasing Perforadora or GIA.

         C. Mortgage assumption to be recorded with Panamanian registry

IV.      Transactions relating to the merger in the U.S.

         A.   Departure of GIA-2 from Mexico:

                  1. The stockholders of GIA-2 adopt resolutions authorizing the change of nationality of GIA-2 by agreeing that its management and residence are to be moved to Delaware and amending the "certificate of incorporation and by-laws" to reflect these changes;

                  2. Notice is published in the Official Gazette of the domicile of GIA-2 of the change in nationality;



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                  3. The resolutions are protocolized by the notary and
                  registered in the Public Registry of Commerce of Mexico City;

                  4. If applicable, GIA-2's corporate I.D. has to be cancelled and a final tax return filed and the tax I.D. cancelled

         B.   Mortgage supplement to be recorded with Panamanian registry

         C. GIA-2 will form a wholly-owned subsidiary in Delaware ("Tonala Delaware")

         D. GIA-2 will transfer the Vessel, subject to the Title XI debt, mortgage and Charter, to Tonala Delaware.

         E. Tonala Delaware and Marad will execute Intervention by Tonala Delaware to Marad Amending Documents by which Tonala Delaware becomes a party and obligor on the Title XI documents without releasing Perforadora, GIA or GIA-2.

         F. Mortgage assumption to be recorded with Panamanian registry




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